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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2004



                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)



                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


                      000-24743                      31-1455913
              (Commission File Number)             (IRS Employer
                                                Identification No.)


                       1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report


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Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements: None.

         (b)  Pro forma financial information: None.

         (c)  Exhibits:

              99.1     Press Release dated March 4, 2004

Item 12. Disclosure of Results of Operations and Financial Condition.

         On March 4, 2004, Buffalo Wild Wings, Inc. issued a press release announcing its 2003 fourth quarter and year-end financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information in this Current Report on Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 4, 2004

                                       BUFFALO WILD WINGS, INC.


                                       By /s/ James M. Schmidt
                                          --------------------------------------
                                          James M. Schmidt, Senior Vice
                                          President, General Counsel and
                                          Secretary


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K

Date of Report:                                             Commission File No.:
March 4, 2004                                                          000-24743
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                            BUFFALO WILD WINGS, INC.

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EXHIBIT NO.            ITEM

   99.1                Press Release dated March 4, 2004